Intangible assets and goodwill	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible assets and goodwill	Intangible assets and goodwill
(a)Intangible assets and goodwill

		Intangible assets subject to amortization
(millions)	Note	Customer relationships	Crowdsource assets	Software	Brand and other	Total intangible assets	Goodwill	Total intangible assets and goodwill
At cost
As at January 1, 2021		$1,252	$120	$57	$39	$1,468	$1,428	$2,896
Additions		—	—	8	—	8	—	8
Additions from acquisition(1)		4	—	6	—	10	5	15
Dispositions		(29)	—	(10)	—	(39)	—	(39)
Foreign exchange		(45)	—	(4)	(2)	(51)	(53)	(104)
As at December 31, 2021		$1,182	$120	$57	$37	$1,396	$1,380	$2,776
Additions		—	—	12	—	12	—	12
Additions from acquisition	20(a)	—	—	—	—	—	9	9
Dispositions		—	—	(11)	—	(11)	—	(11)
Foreign exchange		(31)	—	(1)	(2)	(34)	(39)	(73)
As at December 31, 2022		$1,151	$120	$57	$35	$1,363	$1,350	$2,713
Accumulated amortization
As at January 1, 2021		$103	$—	$32	$10	$145	$—	$145
Amortization		106	15	11	10	142	—	142
Dispositions		(29)	—	(10)	—	(39)	—	(39)
Foreign exchange		(7)	—	(2)	(1)	(10)	—	(10)
As at December 31, 2021		$173	$15	$31	$19	$238	$—	$238
Amortization		96	15	13	10	134	—	134
Dispositions		—	—	(11)	—	(11)	—	(11)
Foreign exchange		(5)	—	—	(1)	(6)	—	(6)
As at December 31, 2022		$264	$30	$33	$28	$355	$—	$355
Net book value
As at December 31, 2021		$1,009	$105	$26	$18	$1,158	$1,380	$2,538
As at December 31, 2022		$887	$90	$24	$7	$1,008	$1,350	$2,358
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(1)Intangible assets and goodwill acquired were in connection with our acquisition of Playment on July 2, 2021.
(b)Impairment testing of goodwill
Goodwill is tested for impairment annually or more frequently if events or circumstances indicate that the asset may be impaired. We perform our goodwill impairment test annually as at October 1, in accordance with our policy in Note 1(g)—Summary of significant accounting policies—Depreciation, amortization and impairment. Goodwill impairment is tested at the lowest cash-generating unit (CGU) that goodwill is monitored. On this basis, we have determined that each geographic area in which we operate is insufficiently distinct and is not considered to be an individual cash generating unit, and our combined operations are considered to represent a single CGU.
In assessing goodwill for impairment, we compare the carrying value of our CGU to its recoverable amount, determined using a value-in-use method. There is a material degree of uncertainty with respect to the estimate of the recoverable amount, given the necessity of making key economic assumptions about the future. As such, we validate our recoverable amount calculations using market-comparable measures and perform an analytical review of industry facts and facts that are specific to us. For the years ended December 31, 2022, 2021 and 2020, no goodwill impairment was recorded.
Methodology and key assumptions
The value-in-use calculation uses discounted cash flow projections, including the following key assumptions: future cash flows and growth projections; associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; estimates of future capital expenditures; and the future weighted average cost of capital. We considered a range of reasonably possible amounts to use for key assumptions and selected amounts that best represent management’s estimates of current and future market conditions.
The key assumptions for cash flow projections were based upon our approved financial forecasts, which span a period of five years and are discounted at a post-tax notional rate of 9.5% (2021 - 9.0%; 2020 - 9.7%). For impairment testing valuations, cash flows subsequent to the five-year projection period are extrapolated using a perpetual growth rate of 3.0% (2021 - 3.0%; 2020 - 3.5%); these growth rates do not exceed the long-term average growth rates observed in the markets in which we operate.
We believe that any reasonably possible change in the key assumptions on which the calculation of the recoverable amounts would not cause the CGU’s carrying value to exceed its recoverable amount. If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of our goodwill.
(c)    Business acquisition subsequent to reporting period - WillowTree
On October 27, 2022, we announced a definitive agreement to acquire WillowTree, a full-service digital product provider focused on end user experiences, such as native mobile applications and unified web interfaces. On January 3, 2023, subsequent to the satisfaction of the closing conditions, we completed our acquisition of WillowTree. Under the agreement, TELUS International acquired WillowTree for total purchase consideration of approximately $1.1 billion, net of assumed debt, and comprised of cash, $125 million of our subordinate voting shares, and provisions for written put options for the portion retained by certain eligible management team members that will be settled subject to certain performance-based criteria.
WillowTree management team members retained approximately 15% of total WillowTree equity, and we granted written put options to such management team members which will become exercisable in tranches over a three-year period starting in 2026. These written put options may be settled in cash or, at our discretion, in a combination of cash and up to 70% in subordinate voting shares, and this will be recorded as a provision, measured at fair value, in our condensed interim consolidated financial statements in the first quarter of 2023. Concurrent with this acquisition, WillowTree management team members provided us with purchase call options, which substantially mirror the written put options.
The acquisition brings key talent and diversity to our segment’s portfolio of next generation solutions, and further augments its digital consulting and client-centric software development capabilities. The primary factor that gives rise to the recognition of goodwill on this acquisition was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacity of the business). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.
Given the proximity of the acquisition to the reporting date, the Company is still in the process of finalizing the determination of the fair values of the acquired assets and liabilities, and the provisions for written put options. Specifically, we are in the process of obtaining additional information in order to assess the fair values of intangible assets and deferred income taxes and the resulting impact to goodwill as at the date of the acquisition.
In connection with the WillowTree acquisition, on December 20, 2022, we amended and expanded our existing credit facility to an aggregate $2 billion credit facility, consisting of an $800 million revolving credit facility and $1.2 billion in term loans payable in five years (see Note 15(b)—Long-term debt—Credit facility) for additional details).